OPPENHEIMER BOND FUND FOR GROWTH
                  Supplement dated January 1, 1997 to the
                      Prospectus dated March 11, 1996

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 31, (2) sales of Class B shares described in the fourth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38,
(3) sales of Class C shares described in the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38, and (4) sales of Class M shares stated in the sales charge table in "Buying Class M Shares" on page 40, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B, Class C and Class M shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B, Class C and/or Class M shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to
(1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B, Class C and/or Class M shares with the redemption proceeds from an existing Oppenheimer funds account.

2. The first paragraph of the section captioned "Class A Contingent Deferred Sales Charge" in "Buying Class A Shares" on page 32, is revised by adding the following subparagraph:

       Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more.

January 1, 1997                                                  PS0345.004